                                                                   EXHIBIT 10-5B

                                                              Contract #: 400188


                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1


         This Service Agreement, made and entered into this 21st day of June, 1995, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and NEW JERSEY NATURAL GAS COMPANY (herein called "Customer," whether one or more),

                              W I T N E S S E T H:

         WHEREAS, there currently exists between Pipeline and Customer five service agreements under Rate Schedule SS-1 (Pipeline's Contract Nos. 400118, 400162, 400163, 400207 and 411999) which specify an MDWQ of 59,171 dth and an
MSQ of 3,550,230 dth, an MDWQ of 588 dth and an MSQ of 69,445 dth, an MDWQ of 1,095 dth and an MSQ of 65,700 dth, an MDWQ of 2,257 dth and an MSQ of 266,561 dth, and an MDWQ of 303 dth and an MSQ of 21,210 dth, respectively; and

         WHEREAS, Pipeline and Customer desire to enter into one service agreement under Rate Schedule SS-1 which shall supersede the five existing Rate Schedule SS-1 service agreements referenced above; and

         WHEREAS, withdrawal rights under the new Rate Schedule SS-1 service agreement are consistent with the existing rights of the five existing Rate Schedule SS-1 service agreements it supersedes;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

         Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule SS-1, Pipeline agrees to provide firm service for Customer under Rate Schedule SS-1 and to receive and store for Customer's account quantities of natural gas up to the following quantity:

                  Maximum Daily Injection Quantity (MDIQ)   20,423 dth
                  Maximum Storage Quantity (MSQ)  3,973,146 dth

         Pipeline agrees to withdraw from storage for Customer, at Customer's request, quantities of gas up to Customer's Maximum Daily Withdrawal Quantity
(MDWQ) of 63,414 dekatherms, or such lesser quantity as determined pursuant to Rate Schedule SS-1, from Customer's Storage Inventory, plus Applicable Shrinkage, and to deliver for Customer's account such quantities. Pipeline's obligation to withdraw gas on any day is governed by the provisions of Rate Schedule SS-1, including but not limited to Section 6.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1
                                   (Continued)


                                   ARTICLE II

                                TERM OF AGREEMENT

         The term of this Service Agreement shall commence on July 1, 1995 and shall continue in force and effect until April 30, 2000 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to
Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

         THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

         In the event there is gas in storage for Customer's account on April 30 of the year of termination of this Service Agreement, this Service Agreement shall continue in force and effect for the sole purpose of withdrawal and delivery of said gas to Customer for an additional one-hundred and twenty (120) days.


                                   ARTICLE III

                                  RATE SCHEDULE

         This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule SS-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1
                                   (Continued)


         Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule SS-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed.

         Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule SS-1, (b) Pipeline's Rate Schedule SS-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule SS-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDIQ, MSQ and MDWQ specified in Article I, to change the term of the service agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                                   ARTICLE IV


                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

         The natural gas received by Pipeline for Customer's account for storage injection pursuant to this Service Agreement shall be those quantities scheduled for delivery pursuant to Service Agreements between Pipeline and Customer under Rate Schedules CDS, FT-1, SCT, PTI or IT-1 which specify as a Point of Delivery the "SS-1 Storage Point". For purposes of billing of Usage Charges under Rate Schedules CDS, FT-1, SCT, PTI or IT-1, deliveries under Rate Schedules CDS, FT-1, SCT, PTI or IT-1 for injection into storage scheduled directly to the "SS-1 Storage Point" shall be deemed to have been delivered 60% in Market Zone 2 and 40% in Market Zone 3. In addition, at Customer's request any positive or negative variance between scheduled deliveries and actual deliveries on any day at Customer's Points of Delivery under Rate Schedules CDS, FT-1, SCT, or IT-1 shall be deemed for billing purposes delivered at the Point of Delivery and shall be injected into or withdrawn from storage for Customer's account. In addition to accepting gas for storage injection at the SS-1 Storage Point, Pipeline will accept gas

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1
                                   (Continued)


tendered at points of interconnection between Pipeline and third party facilities at Oakford and Leidy Storage Fields provided that such receipt does not result in Customer tendering aggregate quantities for storage in excess of the Customer MDIQ.


         The Point(s) of Delivery at which Pipeline shall deliver gas shall be specified in Exhibit A of the executed service agreement.

         Exhibit A and B are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.



                                    ARTICLE V

                                     QUALITY

         All natural gas tendered to Pipeline for Customer's account shall conform and be subject to the provisions of Section 5 of the General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.

                                   ARTICLE VI

                                    ADDRESSES

         Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:


         (a) Pipeline:              Texas Eastern Transmission Corporation
                                    5400 Westheimer Court
                                    Houston, Texas  77056-5310

         (b) Customer:              NEW JERSEY NATURAL GAS COMPANY
                                    1415 WYCKOFF ROAD
                                    P. O. BOX 1464
                                    WALL, NJ  07719

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1
                                   (Continued)



or such other address as either party shall designate by formal written notice.


                                   ARTICLE VII

                                   ASSIGNMENTS

         Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.


                                  ARTICLE VIII

                                 INTERPRETATION

         The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

         This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1
                                   (Continued)



                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

         This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:


                  Service Agreement(s) dated, ___________________________
                  between Pipeline and Customer under Pipeline's Rate Schedule SS-1 (Pipeline's Contract Nos. 400118, 400162, 400163, 400207 and 411999).

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE SS-1
                                   (Continued)


         IN WITNESS WHEREOF, the Parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents, or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                          TEXAS EASTERN TRANSMISSION CORPORATION



                                          By /s/ Robert B. Evans
                                             -----------------------------------
                                                       Vice President

ATTEST:

/s/ Robert W. Reed
-----------------------------
       ROBERT W. REED
     CORPORATE SECRETARY


                                             NEW JERSEY NATURAL GAS COMPANY



                                             By /s/ Gary A. Edinger
                                                --------------------------------
                                                Gary A. Edinger
                                                Senior Vice President-Gas Supply


ATTEST:

/s/ Oleta J. Harden
-----------------------------
Oleta J. Harden
Senior Vice President &
 General Counsel

                                                              Contract #: 400188

                 EXHIBIT A, POINT(S) OF DELIVERY, DATED 6/21/95,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE SS-1
                 BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION
                 ("Pipeline") AND NEW JERSEY NATURAL GAS COMPANY
                          ("Customer"), DATED 6/21/95:


                                                  Maximum Daily       Delivery
Point of                                          Delivery            Pressure           Measurement
Delivery                 Description              Obligation          Obligation         Responsibilities    Owner     Operator
--------                 -----------              ----------          ----------         ----------------    -----     --------

1.  70060                New Jersey Natural         17,828 dth        400 pounds                TE            TE       New Jersey
                         Somerset Co., NJ                             per square                                       Natural
                                                                      inch gauge

2.  70059                New Jersey Natural          5,190 dth        100 pounds                TE            TE       New Jersey
                         Middlesex Co., NJ                            per square                                       Natural
                                                                      inch gauge

3.  70953                New Jersey Natural-        38,590 dth        325 pounds                TE            TE       New Jersey
                         Freehold                                     per square                                       Natural
                         Middlesex Co., NJ                            inch gauge

4.  71076                New Jersey Natural-         7,447 dth        300 pounds                TE            TE       New Jersey
                         Hanover                                      per square                                       Natural
                         Morris Co., NJ                               inch gauge

5.  71423                New Jersey Natural-         2,257 dth        150 pounds                TE            TE       New Jersey
                         Montville                                    per square                                       Natural
                         Morris Co., NJ                               inch gauge

6.  70087                Algonquin -                 1,058 dth        As requested              TE            TE       Algonquin
                         Lambertville                                 by customer,
                         NJ, Hunterdon CO.,                           not to exceed
                         NJ                                           750 PSIG

7.  71078                Algonquin - Hanover,        1,516 dth        As requested              TE            TE       Algonquin
                         NJ Morris CO., NJ                            by customer,
                                                                      not to exceed
                                                                      750 PSIG

8.  72210                New Jersey Natural            None           325 pounds                TE            TE       New Jersey
                         Jamesburg                                    per square                                       Natural
                         Middlesex Co., NJ                            inch gauge

9.  79828                AGT - New Jersey               0                 N/A                   N/A           N/A      N/A
                         Natural for
                         nomination purposes


provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the points of delivery described above, including Pipeline's maximum daily delivery obligations under this and all other Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                              Contract #: 400188

                         NEW JERSEY NATURAL GAS COMPANY





                                                    Aggregate Maximum
               Point of Delivery                Daily Delivery Obligation
               -----------------                -------------------------

                     No.1                                49,828 dth

                     No.2                                 5,190 dth

                     No.3                               314,863 dth

                     No.4                                14,533 dth

                     No.5                                 5,190 dth

                     No.6                                 4,649 dth

                     No.7                                 2,776 dth



SIGNED FOR IDENTIFICATION:

PIPELINE:  /s/ Robert B. Evans
           --------------------------

CUSTOMER:  /s/ Gary A. Edinger
           --------------------------

SUPERSEDES EXHIBIT A DATED
                           ----------

                                                              Contract #: 400188


                 EXHIBIT B, WITHDRAWAL QUANTITIES, DATED 6/21/95
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE SS-1
           BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE")
         AND NEW JERSEY NATURAL GAS COMPANY ("CUSTOMER"), DATED 6/21/95:



Pipeline shall not be obligated to withdraw for Customer on any day a total daily quantity in excess of the following:



(A) the MDWQ if Customer's Storage Inventory is equal to or less than 3,973,146 Dth, but more than 929,300 Dth;

(B) a daily entitlement of 53,370 Dth if Customer's Storage Inventory is equal to or less than 929,300 Dth, but more than 545,000 Dth;

(C) a daily entitlement of 43,279 Dth if Customer's Storage Inventory is equal to or less than 545,000 Dth, but more than 146,900 Dth;

(D) a daily entitlement of 2,558 Dth if Customer's Storage Inventory is equal to or less than 146,900 Dth.

                                                               Contract #:400188

                         NEW JERSEY NATURAL GAS COMPANY



If at any time during the period from November 16 through April 15 of each contract year the aggregate storage inventory of all Customers under Rate Schedule SS-1 equals or is less than 30% of the aggregate MSQ of all Customers under Rate Schedule SS-1, then for the balance of the period ending April 15 for such contract year injections into storage or transfers of title of gas in storage inventory shall not be included in Customer's Storage Inventory for purposes of determining Customer's daily withdrawal rights pursuant to this Exhibit B. Pipeline shall notify Customer verbally and then in writing when the aggregate storage inventory of all Customers under Rate Schedule SS-1 and/or when Customer's individual storage inventory equals or is less than 40% and 30% of the aggregate MSQ or Customer's individual MSQ, respectively.






SIGNED FOR IDENTIFICATION:

PIPELINE: /s/ Robert B. Evans
          ---------------------------

CUSTOMER: /s/ Gary A. Edinger
          ---------------------------

SUPERSEDES EXHIBIT B DATED:
                            ---------

                                       B-2